Exhibit 99.1
NASDAQ: SMBC February 29, 2024

Company Overview Headquartered in Poplar Bluff, MO, with locations across Missouri, including in the Kansas City, Springfield, and St. Louis, MO, Metropolitan Statistical Areas (MSAs), in northeast and north-central Arkansas, and in southern Illinois. Consolidated assets totaled $4.6 billion as of December 31, 2023. Loans, net, totaled $3.7 billion; deposits were $4.0 billion; stockholders’ equity totaled $470.2 million. The Company completed its merger with Citizens Bancshares Co., Kansas City, Missouri ("Citizens"), effective January 20, 2023; the Company completed the merger of Citizens Bank and Trust Company with and into Southern Bank effective late February 2023. At December 31, 2022, Citizens had reported total consolidated assets of $973 million, including loans, net, of $463 million, and deposits of $838 million. Tangible common equity* of $391.1 million results in TBV/common share* of $34.65 at December 31, 2023, which has grown at a compounded annual growth rate of 9.3% since June 30, 2019. During the second quarter of fiscal 2024, the bank sold securities with a book value of $12.4 million, realizing a loss of $682,000 reflected in noninterest income. These proceeds were reinvested into $11.9 million in higher yielding fixed rate securities, which is expected to result in an earn back of the realized loss in under two years. Recognition of this loss during the quarter reduced after-tax net income by $541,000, and earnings per diluted share by $0.05. The Company’s noninterest expense was significantly impacted in FY 2023 by non-recurring merger-related expenses. Primarily attributable to the Citizens merger, these totaled $4.9 million in FY 2023, as compared to similar charges which, on net, totaled $1.3 million in FY 2022, attributable to the Fortune merger. These charges, net of tax, reduced diluted EPS by $0.42 in FY 2023, as compared to $0.11 in FY 2022. * See “Important Statements – Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures. 2

Company Overview (cont.) The Company’s provision for credit losses (PCL) was also significantly impacted in FY 2023 by the Citizens merger, as we made provisions as required under ASU 2016-13 (the “CECL Standard”) to fund the level of the allowance for credit losses (ACL) necessary for most acquired loans. (For purchased credit deteriorated [“PCD”] loans, the ACL is funded through adjustments to purchase accounting.)This fiscal 2023 charge totaled $7.0 million, as compared to a similar charge which totaled $2.0 million in FY 2022, attributable to the Fortune merger. These charges, net of tax, reduced diluted EPS by $0.53 in FY 2023, as compared to $0.17 in FY 2022. The Company recorded a PCL of $900,000 in the three-month period ended December 31, 2023, as compared to a PCL of $1.1 million in the same period of the prior fiscal year. In February 2022, the Company completed a merger with Fortune Financial, Inc., parent of FortuneBank, with one branch in each of Jefferson and St. Louis Counties, Missouri, both located within the St. Louis, Missouri, MSA. At closing, Fortune’s consolidated assets were $255 million, including loans, at fair value, of $202 million, while deposits, at fair value, totaled $214 million. Consideration was comprised of stock and cash at a 60:40 ratio. In December 2021, the Company assumed the deposits and acquired the Cairo, Illinois, branch location of First National Bank, Oldham, South Dakota. The branch, located in the Cape Girardeau, MO/IL MSA, held approximately $29 million in deposits, and the Company consolidated its existing Cairo, Illinois, facility with the acquired branch location. Acquisitions from 2014 to 2020 included Central Federal Savings and Loan (Rolla, Missouri), First Commercial Bank (Southeast Missouri), Southern Missouri Bank of Marshfield (Springfield, Missouri MSA), Capaha Bank (Cape Girardeau, Missouri MSA), and Peoples Bank of the Ozarks (locations primarily in the Springfield, Missouri MSA), adding an aggregate of $605 million in loans and $677 million in deposits. 3

Branch Map As of December 31, 2023, Southern Bank operated 66 banking facilities across Missouri, in the Kansas City, Springfield, and St. Louis, MO MSAs, northeast and north-central Arkansas, and southern Illinois. The Citizens merger in January 2023 added 14 branches in the Kansas City, St. Joseph, and other markets in northern Missouri. Source: S&P Capital IQ Pro 4 Kansas City MSA SMBC Citizens

Profitability and Earnings History 1.38% 1.18% 1.79% 1.59% 1.03% 1.13% FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 13.1% 11.1% 17.7% 15.4% 10.4% 11.1% FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 Return on average common equity $2.97 $2.94 $5.05 $5.34 $4.49 $2.02 $3.14 $2.99 $5.22 $5.21 $3.85 $2.23 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 Core Diluted Common EPS* Diluted Common EPS Historical diluted common EPS and core diluted common EPS* 5 Data is for the fiscal years ended June 30, except for FYTD 2024, which excluding EPS, is annualized for the six-month period ended December 31, 2023. * See “Important Statements – Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures. Return on average assets

Earnings Components Net interest income, NIM, and core NIM* (dollars in thousands) $72,782 $80,136 $92,686 $103,567 $126,745 $69,881 3.78% 3.72% 3.77% 3.72% 3.54% 3.34% 3.63% 3.64% 3.69% 3.66% 3.43% 3.19% 3.10% 3.35% 3.60% 3.85% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 Net Interest Income Net Interest Margin Core Net Interest Margin* Efficiency ratio & noninterest expense / average assets 55.9% 57.4% 48.0% 50.8% 56.5% 58.0% 2.28% 2.33% 2.05% 2.14% 2.27% 2.13% 1.80% 2.00% 2.20% 2.40% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 Efficiency Ratio Non-Interest Exp. / Avg. Assets Data is as of fiscal years ended June 30, except for FYTD 2024, which excluding efficiency ratio, is annualized for the six-month period ended December 31, 2023. “Efficiency ratio” is defined as the Company’s total noninterest expense divided by the sum of net interest income and noninterest income, with the exclusion of any AFS gains or losses realized. Acquisition-related noninterest expense of $829,000 in FY 2019, $1.2 million in FY 2020, $1.4 million in FY 2022, $4.9 million in FY 2023, $95,000 in FYTD 2024 increased the Efficiency Ratio and our Noninterest Expense/Average Assets by 0.9 percentage points and four basis points, respectively, in FY 2019; by 1.2 percentage points and five basis points, respectively, in FY 2020; by 1.0 percentage point and five basis points, respectively, in FY 2022; by 3.2 percentage points and 13 basis points, respectively, in FY 2023; and by 0.1 percentage point and zero basis points, respectively, in FY 2024. * See “Important Statements – Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures. 6 Interest income recognized on PPP loans due to early prepayment (forgiveness) added 14 bps to NIM and core NIM* in FY 2021 and 12 bps to NIM and core NIM* in FY 2022.

Credit Quality Performance 1.13% 0.40% 0.26% 0.15% 0.21% 0.16% 0.00% 0.50% 1.00% 1.50% FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 1.07% 1.16% 1.49% 1.22% 1.32% 1.34% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 80% 224% 409% 526% 424% 512% 0% 200% 400% 600% 800% FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 Data is as of fiscal years ended June 30, except for FYTD 2024, which is as of December 31, 2023. NPLs are defined as nonaccrual loans plus loans past due 90 days or more and still accruing. NPAs are defined as nonaccrual loans, plus loans past due 90 days or more and still accruing, plus other real estate owned, plus other repossessed assets. NCOs are net charge-offs. NPLs / Loans Reserves / Gross Loans Reserves / NPAs NCOs / Average Loans (annualized) 0.02% 0.04% 0.03% 0.00% 0.02% 0.07% 0.00% 0.05% 0.10% FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 7 Gideon Acquisition, November 2018

Loan Growth Loan portfolio, at period end (gross loans, excluding loans in process and deferred loan fees; dollars in millions) $1,866 $2,171 $2,237 $2,720 $3,619 $3,732 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 Consumer & Other Agricultural Operating & Equip. Commercial Business Construction R/E (balances funded) Agricultural R/E Commercial R/E Residential R/E Data is as of fiscal years ended June 30, except for FYTD 2024, which is as of December 31, 2023. Residential real estate includes multifamily. Acquisitions over this time period included the following loan portfolios, noted at fair value on the acquisition date: Citizens Acquisition, January 2023: $447 million FortuneBank Acquisition, February 2022: $202 million Central Federal Acquisition, May 2020: $51 million Gideon Acquisition, November 2018: $144 million 8 PPP loan balances totaled $132.3 million at June 30, 2020, $63.0 million at June 30, 2021, $3.1 million at June 30, 2022, and less than $1.0 million thereafter.

Loan Portfolio Composition Residential R/E, 31.1% Commercial R/E, 35.4% Agricultural R/E, 6.4% Construction R/E, 6.5% Commercial Business, 13.0% Agricultural Operating & Equip., 3.9% Consumer and Other, 3.7% Residential R/E, 26.4% Commercial R/E, 35.3% Agricultural R/E, 9.8% Construction R/E, 4.3% Commercial Business, 14.0% Agricultural Operating & Equip., 5.1% Consumer and Other, 5.2% Loans, as of June 30, 2019 Loans, as of December 31, 2023 9

Deposit Growth Deposits, at period end (dollars in millions) Data is as of June 30, except for FYTD 2024, which is as of December 31, 2023. Acquisitions over this time period included the following deposit balances assumed, noted at fair value on the acquisition date: Citizens Acquisition, January 2023: $851 million FortuneBank Acquisition, February 2022: $214 million Central Federal Acquisition, May 2020: $47 million Gideon Acquisition, November 2018: $171 million 10 $1,894 $2,185 $2,331 $2,815 $3,726 $3,995 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 Noninterest-bearing Transaction Accounts Interest-bearing Transaction Accounts Money Market Deposit Accounts Savings Accounts Certificates < $250,000 Brokered Certificates (not reciprocal) Certificates > $250,000

Deposit Portfolio Composition CDs >= $250,000, 6.8% Brokered CDs (not reciprocal), 2.4% CDs < $250,000, 26.7% Savings, 8.9% MMDAs, 9.9% NOW, 33.8% Noninterest, 11.6% Deposits, as of June 30, 2019 Deposits, as of December 31, 2023 CDs >= $250,000, 12.7% Brokered CDs (not reciprocal), 4.5% CDs < $250,000, 17.5% Savings, 9.3% MMDAs, 10.0% NOW, 32.7% Noninterest, 13.4% 11

Stock Valuation $0.52 $0.60 $0.62 $0.80 $0.84 $0.42 1.49% 2.47% 1.38% 1.77% 2.18% 1.57% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 Dividends per Common Share Annualized Dividend Yield Dividends per common share and dividend yield $23.22 $26.00 $29.55 $31.05 $32.34 $34.65 $34.83 $24.30 $44.96 $45.26 $38.45 $53.39 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FYTD 2024 Tangible Book Value per Common Share* Closing Stock Price Tangible book value per common share* and closing stock price 12 Data is as of June 30, except for FYTD 2024, which is as of December 31, 2023. Stock price used to calculate dividend yield is the period end closing stock price. * See “Important Statements – Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures. ** Compound annualized growth rate for tangible book value per common share from June 30, 2019, through December 31, 2023. TBV/CS annualized growth of 9.3%**. The rate of growth slowed in FY 2023 due to the larger acquisition during the fiscal year.

Stock Performance – Five Year Total Return Data is as of February 22, 2024, when our closing stock price was $42.67 Source: S&P Global Market Intelligence 13

Important Statements Forward Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Southern Missouri Bancorp, Inc. (the “Company”). These forward-looking statements may include, without limitation, statements with respect to anticipated future operating and financial performance, growth opportunities, interest rates, cost savings and funding advantages expected or anticipated to be realized by management. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify these forward looking statements. Forward-looking statements by the Company and its management are based on beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions of management and are not guarantees of future performance. The important factors we discuss below, as well as other factors identified in this filing and in our other filings with the SEC and those presented elsewhere by our management from time to time, could cause actual results to differ materially from those indicated by the forward-looking statements made in this document: expected cost savings, synergies and other benefits from our merger and acquisition activities, including our ongoing and recently completed acquisitions, might not be realized within the anticipated time frames, to the extent anticipated, or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the strength of the United States economy in general and the strength of the local economies in which we conduct operations, including unemployment levels and labor shortages; the remaining effects of the COVID-19 pandemic on general changes in economic conditions, either nationally or in the Company’s market and lending areas; fluctuations in interest rates and the possibility of a recession whether caused by Federal Reserve actions or otherwise; monetary and fiscal policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) and the U.S. Government and other governmental initiatives affecting the financial services industry; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; our ability to access cost-effective funding; the timely development of and acceptance of our new products and services and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors’ products and services; fluctuations in real estate values and both residential and commercial real estate markets, as well as agricultural business conditions; demand for loans and deposits in our market areas or in the United States in general; legislative or regulatory changes that adversely affect our business; natural disasters, war, terrorist activities or civil unrest and their effects on economic and business environments in which the Company operates; changes in accounting principles, policies, or guidelines; 14

Forward Looking Statements, continued results of examinations of us by our regulators, including the possibility that our regulators may, among other things, require us to increase our allowance for credit losses or to write-down the carrying value of assets; the impact of technological changes; and our success at managing the risks involved in the foregoing. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise. Financial Data Financial information presented for the years ended June 30, and as of the second fiscal quarter 2024, the six-month period ended December 31, is provided on a preliminary basis and is unaudited. Non-GAAP Financial Measures Tangible common equity, tangible book value per common share, core diluted earnings per common share, and core net interest margin are financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). These non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures used by other companies. We calculate tangible common equity by excluding the balance of intangible assets from common stockholders’ equity. We calculate tangible book value per common share by dividing tangible common equity by common shares outstanding, less restricted common shares not vested, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding, less restricted common shares not vested. We believe that this is consistent with the treatment by bank regulatory agencies, which generally exclude intangible assets from the calculation of risk-based capital ratios. We calculate core diluted earnings per common share by excluding from net interest income the accretion of fair value discount on the acquired loan portfolio and amortization of fair value premium on the acquired time deposit portfolio resulting from the fiscal 2015 acquisition of Peoples Bank of the Ozarks (the Peoples Acquisition), the fiscal 2017 acquisition of Capaha Bank (the Capaha Acquisition), the fiscal 2018 acquisition of Southern Missouri Bank of Marshfield (the SMB-Marshfield Acquisition), the fiscal 2019 acquisition of First Commercial Bank (the First Commercial Acquisition), the fiscal 2020 acquisition of Central Federal Savings & Loan Association (the Central Federal Acquisition), the fiscal 2022 acquisition of FortuneBank (the FortuneBank Acquisition), and the fiscal 2023 acquisition of Citizens Bank and Trust Company (the Citizens Acquisition). We also exclude from noninterest expense the acquisition expenses we incurred during fiscal years 2018, 2019, 2020, 2022, 2023 and 2024 year to date resulting from the acquisitions we undertook during those periods. We believe that core diluted earnings per common share is useful in assessing our core operating performance, particularly when comparing periods or when comparing our operating performance to the operating performance of our industry peers. We calculate core net interest margin by excluding from net interest income the accretion of fair value discount on the acquired loan portfolio and amortization of fair value premium on the acquired time deposit portfolio resulting from the Peoples Acquisition, the Capaha Acquisition, the SMB-Marshfield Acquisition, the First Commercial Acquisition, the Central Federal Acquisition, the FortuneBank Acquisition, and the Citizens Acquisition. We believe that each of these non-GAAP financial measures provides information that is important to investors and that is useful in understanding our capital position and ratios. Reconciliations of the non-GAAP measures of tangible common equity, tangible book value per common share, core diluted earnings per common share, and core net interest margin to the GAAP measures of common stockholders’ equity, book value per common share, diluted earnings per common share, and net interest margin are set forth below. Important Statements (cont.) 15

Important Statements (cont.) 16 Dollars in thousands, except per share data June 30, 2019 June 30, 2020 June 30, 2021 June 30, 2022 June 30, 2023 Dec. 31, 2023 Common stockholders' equity $ 238,392 $ 258,347 $ 283,423 $ 320,772 $ 446,058 $ 470,182 Less: Goodwill 14,089 14,089 14,089 27,288 50,773 50,727 Less: Other intangible assets, net 9,239 7,700 7,129 8,175 30,472 28,361 Tangible common equity $ 215,064 $ 236,558 $ 262,205 $ 285,309 $ 364,813 $ 391,094 Book value per common share $ 25.74 $ 28.39 $ 31.94 $ 34.91 $ 39.54 $ 41.66 Less: Intangible assets per common share 2.52 2.39 2.39 3.86 7.20 7.01 Tangible book value per common share $ 23.22 $ 26.00 $ 29.55 $ 31.05 $ 32.34 $ 34.65 Share information Common shares outstanding 9,289,308 9,127,390 8,905,198 9,227,111 11,330,462 11,336,462 Adjustment for restricted common shares not vested (28,250) (28,025) (31,845) (39,230) (50,510) (49,676) Common shares for book value determination 9,261,058 9,099,365 8,873,353 9,187,881 11,279,952 11,286,786 As of

Important Statements (cont.) 17 For the six months ended Dollars in thousands, except per share data June 30, 2019 June 30, 2020 June 30, 2021 June 30, 2022 June 30, 2023 Dec. 31, 2023 Net income $ 28,904 $ 27,545 $ 47,180 $ 47,169 $ 39,237 $ 25,345 Non-core (income) and expense items: Net interest income resulting from accretion of fair value discount on acquired loans and amortization of fair value premium on acquired time deposits resulting from various acquisitions(1) (2,905) (1,804) (1,939) (1,810) (4,023) (3,173) Acquisition expenses net of revenues 829 1,170 - 1,279 4,925 95 Provision for credit losses attributable to acquired loan portfolios - - - 2,020 6,966 - Total non-core (income) and expense items (2,076) (634) (1,939) 1,489 7,868 (3,078) Income tax effect of non-core items(2) (465) (142) (434) 334 1,353 (689) After tax impact of non-core (income) and expense items (1,611) (492) (1,505) 1,155 6,515 (2,389) Core net income 27,293 27,053 45,675 48,324 45,752 22,956 Less: distributed & undistributed earnings to participating securities - - 153 195 192 111 Core income available to common shareholders $ 27,293 $ 27,053 $ 45,522 $ 48,129 $ 45,560 $ 22,845 Diluted earnings per common share $ 3.14 $ 2.99 $ 5.22 $ 5.21 $ 3.85 $ 2.23 Less: Impact of non-core items on diluted earnings per common share (0.17) (0.05) (0.17) 0.13 0.64 (0.21) Core diluted earnings per common share $ 2.97 $ 2.94 $ 5.05 $ 5.34 $ 4.49 $ 2.02 Average basic common shares 9,193,235 9,189,876 9,007,814 8,994,022 10,124,766 11,286,399 Average diluted common shares 9,203,909 9,199,169 9,010,737 9,011,145 10,141,799 11,298,202 Net interest margin (annualized) 3.78% 3.72% 3.77% 3.72% 3.54% 3.34% Less: annualized impact of excluding accretion of fair value discount on acquired loans and amortization of fair value premium on acquired time deposits resulting from various acquisitions(1) 0.15% 0.08% 0.08% 0.06% 0.11% 0.15% Core net interest margin (annualized) 3.63% 3.64% 3.69% 3.66% 3.43% 3.19% (1) Includes fair value discount on acquired loans and amortization of fair value premium on acquired term deposits resulting from the Peoples, Capaha, SMB-Marshfield, First Commercial, Central Federal, FortuneBank, and Citizens acquisitions. (2) Reflects combined federal/state marginal income tax rate of 22.4% for fiscal years 2019-2022. For fiscal 2023, an effective rate of 17.2% was assumed, to account for the impact of approximately $1.8 million in merger-related expenses that are not assumed to be deductible. For fiscal 2024 we have assumed 22.4%. For the year ended